SECURITIES AND EXCHANGE COMMISSION


                   Washington, D.C.  20549


                          FORM 8-K


                       CURRENT REPORT



  Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



     Date of Report (Date of earliest event reported)   March 1, 2000


                MONMOUTH CAPITAL CORPORATION
    (Exact name of registrant as specified in its charter)



           New Jersey                    0-24282             21-0740878
     (State or other jurisdiction     (Commission          (IRS Employer
     of incorporation)                File Number)   Identification Number)



       125 Wyckoff Road, Eatontown, NJ  07724
     (Address of principal executive offices)



     Registrant's telephone number, including area code (732) 542-4927




     (Former name or former address, if changed since last report.)


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Item 2.  Acquisition or Disposition of Assets.

           On March 1, 2000, Monmouth Capital Corporation (Registrant) sold its 38,989 square foot warehouse facility located at 2000 Highland Avenue, Bethlehem, Pennsylvania to Parec Lehigh Valley, I, L.P., an unrelated entity. The sales price, after settlement charges, was approximately $1,200,000.

Item 5.  Other Events.

     Registrant has announced that it will exit the manufactured home sales business. This business has not proven to be profitable. As an interim measure, Registrant will invest in securities of real estate investment trusts.

Item 7.  Financial Statements and Exhibits.

(b)  Pro forma financial information.

     Pursuant to Regulation S-X, Article 11, Registrant is required to present pro forma financial information. The following pro forma financial information is not necessarily indicative of the results of future operations or the results of historical operations. The impact of the disposal of the property to the financial statements of the Registrant is as follows:

     ADJUSTMENTS TO STATEMENT OF INCOME FOR THE YEAR ENDED
     MARCH 31, 1999

     Rental Income - Decrease of $155,000, the amount previously recorded.

     Other Expenses - Decrease of $72,000, the amount previously recorded.

     Dividend  Income - Increase of $120,000 based upon  the
     $1,200,000 net proceeds from the sale invested in securities available for sale with dividend yields of 10%.

     Net   Income   - Increase of $37,000 (The  decrease  in
     Other expenses plus the increase in dividend income less the decrease in rental income).

     The effect of cash made available by operations will be an increase of $62,000 (net income plus depreciation expense of $25,000).


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     ADJUSTMENTS   TO  STATEMENT  OF  INCOME FOR  THE  NINE
     MONTHS ENDED DECEMBER 31, 1999

     Rental Income - Decrease of $132,000, the amount previously recorded.

     Other Expenses - Decrease of $51,000, the amount previously recorded.

     Dividend  Income - Increase of $90,000 based  upon  the
     $1,200,000 net proceeds from the sale invested in securities available for sale with dividend yields of 10%.

     Net   Income   -  Increase of $9,000 (The  decrease  in
     Other expenses plus the increase in dividend income less the decrease in rental income).

     The effect of cash made available by operations will be an increase of $25,000 (net income plus depreciation expense of $19,000).

     ADJUSTMENTS TO THE BALANCE SHEET AT DECEMBER 31, 1999

     Securities Available for Sale - Increase of $1,200,000, the proceeds of the sale.

     Total Real Estate Investments - Decrease of $1,018,000, based on the net book value of the property sold.

     Other Liabilities - Decrease of $12,000, the amount of security deposits for the property sold.

      Registrant  knows of no other financial statement item
which   would   be  materially  affected  by  the   acquired
property.


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                         SIGNATURES


       Pursuant   to  the   requirements  of  the  Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                MONMOUTH CAPITAL CORPORATION



                                /s/Anna T. Chew
                                   ANNA T. CHEW
                                   Controller



     Date   March 13, 2000





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